UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013

Sotherly Hotels Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32379	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 West Francis Street Williamsburg, Virginia 23185 (757) 229-5648		MHI Hospitality Corporation
(Address and Telephone Number of Principal Executive Offices)		(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 15, 2013, the board of directors of MHI Hospitality Corporation (the “Company”) authorized and approved to change the Company’s name from “MHI Hospitality Corporation” to “Sotherly Hotels Inc.”. The Company intends to file Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Maryland State Department of Assessments and Taxation on April 16, 2013. The Articles of Amendment will change the name of the Company to Sotherly Hotels Inc., with an expected effectiveness as of April 16, 2013. The Articles of Amendment are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Effective April 16, 2013, following effectiveness of the Articles of Amendment, the Company’s Amended and Restated Bylaws (the “Bylaws”) were amended and restated (the “Second Amended and Restated Bylaws”) solely to reflect the change of the Company’s name to Sotherly Hotels Inc. The Second Amended and Restated Bylaws are attached as Exhibit 3.2 hereto, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 16, 2013, the Company issued a press release announcing the change of the Company’s name to Sotherly Hotels Inc. and the change of the Company’s trading symbol on the NASDAQ Stock Market from MDH to SOHO, which is expected to be effective at the open of business on April 22, 2013. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.7	Articles of Amendment to the Articles of Amendment and Restatement of the Company, with an expected effectiveness as of April 16, 2013.

3.8	Second Amended and Restated Bylaws of the Company, effective as of April 16, 2013.

99.1	Press Release of the Company, dated April 16, 2013, announcing name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2013

Sotherly Hotels Inc.

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	Chief Executive Officer

Exhibit List

3.7	Articles of Amendment to the Articles of Amendment and Restatement of the Company, with an expected effectiveness as of April 16, 2013.

3.8	Second Amended and Restated Bylaws of the Company, effective as of April 16, 2013.

99.1	Press Release of the Company, dated April 16, 2013, announcing name change.

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